UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 7, 2006


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


        Maryland                    001-09279                   13-3147497
        ------------------------------------------------------------------
        (State or other       (Commission file No.)          (IRS Employer
         jurisdiction of                                         I.D. No.)
          incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
        -----------------------------------------------------------------
           (Address of principal executive offices)            (Zip code)

        Registrant's telephone number, including area code   516-466-3100
                                                             ------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

EXPLANATORY NOTE

On April 11, 2006, the registrant filed a Current Report on Form 8-K reporting its acquisition of eleven retail properties leased to Haverty Furniture Companies, Inc. This amendment on Form 8-K/A hereby amends such Form 8-K to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

      (i)   Report of Independent Registered Public Accounting Firm       1
      (ii)  Statements of Revenues and Certain Expenses                   2
      (iii) Notes to Statements of Revenues and Certain Expenses          3-4

(b) Pro Forma Financial Information (Unaudited).

      (i)   Pro Forma Consolidated Financial Statements (Unaudited)       5
      (ii)  Pro Forma Consolidated Balance Sheet (Unaudited)              6
      (iii) Pro Forma Consolidated Income Statements (Unaudited)          7-8
      (iv)  Notes to Pro Forma Consolidated Income Statements (Unaudited) 9-10

(c) Shell Company Transactions.

          Not Applicable.

(d) Exhibits.

         Not Applicable.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY            By: /s/ David W. Kalish
June 20, 2006                    -------------------------------
                                 David W. Kalish
                                 Senior Vice President and
                                 Chief Financial Officer

             Report of Independent Registered Public Accounting Firm



Board of Directors and Stockholders
One Liberty Properties, Inc.

We have audited the statement of revenues and certain expenses of eleven properties leased by Haverty Furniture Companies, Inc. ("Haverty's") as described in Note 1 to be acquired by a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") for the year ended December 31, 2005. The statement of revenues and certain expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of Haverty's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Haverty's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of One Liberty Properties, Inc. and is not intended to be a complete presentation of Haverty's revenues and certain expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Haverty's as described in Note 1 for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.



New York, New York                                 /s/ Ernst & Young LLP

June 2, 2006



                           Haverty's Furniture Stores

                 Statements of Revenues and Certain Expenses




                                                                 Three months ended              Year ended
                                                                      March 31,                  December 31,
                                                                       2006                         2005
                                                                       ----                         ----
                                                                   (unaudited)


Revenues:
    Base rents                                                       $ 1,111,740                 $ 4,446,959
                                                                     -----------                 -----------
Total revenues                                                         1,111,740                   4,446,959
                                                                     -----------                 -----------

Certain expenses:
    Asset management fees                                                 20,895                      83,580
                                                                     -----------                 -----------
Total certain expenses                                                    20,895                      83,580
                                                                     -----------                 -----------

Revenues in excess of certain expenses                               $ 1,090,845                 $ 4,363,379
                                                                     ===========                 ===========






                             See accompanying notes.

                           Haverty's Furniture Stores
              Notes to Statements of Revenues and Certain Expenses

1. Organization and Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of eleven retail properties leased by Haverty Furniture Companies, Inc. (the "Properties"). The Properties have approximately 612,130 square feet of leaseable space. The Properties were purchased on April 7, 2006 by a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company").

The accompanying statement of revenues and certain expenses has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the statement of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest, depreciation and amortization.

2. Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Concentration of Credit Risk

The Properties are leased to a single tenant, Haverty Furniture Companies, Inc. (the "Tenant"), which occupies 100% of the Properties' total gross leaseable area under a triple-net lease. Therefore, the Properties' results of operations are significantly dependent on the overall health of the Tenant and the furniture industry.

4. Revenue Recognition

The lease with the Tenant is accounted for as an operating lease. Base rent is recognized on a straight-line basis over the lease term. The rent recognized exceeded the contractual rent amount due pursuant to the underlying lease by $380,811 and $95,203 for the year ended December 31, 2005 and the (unaudited) three months ended March 31, 2006, respectively.

                           Haverty's Furniture Stores
        Notes to Statements of Revenues and Certain Expenses (Continued)


5. Future Minimum Rents

Future minimum lease payments to be received by the Properties as of December 31, 2005 under a noncancellable operating lease are as follows:


                  2006                       $ 4,066,148
                  2007                         4,157,636
                  2008                         4,310,116
                  2009                         4,310,116
                  2010                         4,310,116
                  Thereafter                  54,061,792
                                             -----------
                                             $75,215,924
                                             ===========


6.  Real Estate Management Agreement

Asset management fees were calculated at a percent of acquisition cost and paid to U.S. Realty Advisors, LLC during the year ended December 31, 2005 and three months ended March 31, 2006.

7.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the three months ended March 31, 2006 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


On April 7, 2006, a wholly-owned subsidiary of One Liberty Properties, Inc. (the "Company") acquired, in an arms length transaction, eleven retail furniture properties located in six states (the "Properties"). The Properties are leased in their entirety by Haverty Furniture Companies, Inc., a furniture retailer.

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2006, has been prepared as if the Company's acquisition of the Properties had been consummated on March 31, 2006. The unaudited pro forma consolidated income statements for the year ended December 31, 2005 and for the three months ended March 31, 2006, are presented as if the Company's acquisition of the Properties had occurred on January 1, 2005 and the effect was carried forward through the year ended December 31, 2005 and three month period ended March 31, 2006.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Properties had occurred on January 1, 2005, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 2005 annual report on Form 10-K and the Company's Quarterly report on Form 10-Q for the period ended March 31, 2006.

                          One Liberty Properties, Inc.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                              As of March 31, 2006
                             (Amounts in thousands)

                                                                                                         The
                                                                 The Company        Purchase            Company
                                                                  Historical           of              Pro Forma
                                                                     (A)           Properties         as Adjusted
                                                                 -----------       ----------         -----------

Assets
Real estate investments, at cost:
    Land                                                          $  53,846         $ 10,240 B)       $  64,086
    Buildings                                                       226,361           40,960(B)         267,321
                                                                  ---------         --------          ---------
                                                                    280,207           51,200            331,407
Less accumulated depreciation                                        23,431                -             23,431
                                                                  ---------         --------          ---------
                                                                    256,776           51,200            307,976

Investment in unconsolidated joint ventures                          27,338                -             27,338
Cash and cash equivalents                                            26,660          (22,250)(B)          4,410
Unbilled rent receivable                                              6,973                -              6,973
Escrow, deposits and other receivables                                4,252                -              4,252
Investment in BRT Realty Trust (related party)                          768                -                768
Deferred financing costs                                              2,689                -              2,689
Other assets                                                          3,414                -              3,414
                                                                  ---------        ---------          ---------
                                                                  $ 328,870        $  28,950          $ 357,820
                                                                  =========        =========          =========

Liabilities and stockholders' equity
Mortgages payable                                                 $ 166,564        $  26,950 (C)      $ 193,514
Line of credit                                                            -            2,000 (D)          2,000
Dividends payable                                                     3,275                -              3,275
Accrued expenses and other liabilities                                3,300                -              3,300
                                                                  ---------        ---------          ---------
Total liabilities                                                   173,139           28,950            202,089
                                                                  ---------        ---------          ---------

Commitments and contingencies                                             -                -                  -

Stockholders' equity:
   Preferred stock                                                        -                -                  -
   Common stock                                                       9,781                -              9,781
   Paid-in capital                                                  133,692                -            133,692
   Accumulated other comprehensive income                               927                -                927
   Accumulated undistributed net income                              11,331                -             11,331
                                                                  ---------        ---------          ---------
Total stockholders' equity                                          155,731                -            155,731
                                                                  ---------        ---------          ---------
                                                                  $ 328,870        $  28,950          $ 357,820
                                                                  =========        =========          =========




                          See accompanying notes.


                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                      For the Year Ended December 31, 2005
                  (Amounts in thousands, except per share data)





                                                                                       Pro              The
                                                    The           Purchase            Forma           Company
                                                  Company            of               Adjust-         Pro Forma
                                               Historical(A)     Properties(B)         ments         as Adjusted
                                              --------------     -------------         -----         -----------


Revenues:
    Rental income                               $  28,445          $  4,447           $     51(C)     $ 32,943
                                                ---------          --------           --------        --------

Operating expenses:
    Depreciation and amortization                   5,664                 -              1,024(D)        6,688
    General and administrative                      4,140                 -                  -           4,140
    Real estate expenses                              352                84                (84)(E)         352
    Leasehold rent                                    308                 -                  -             308
                                                ---------          --------           --------        --------
                                                   10,464                84                940          11,488
                                                ---------          --------           --------        --------

Operating income                                   17,981             4,363               (889)         21,455

Other income and expenses:
    Equity in earnings of unconsol-
      idated joint ventures                         2,102                 -                  -           2,102
    Interest and other income                         314                 -                  -             314
    Interest:
      Expense                                     (10,192)                -             (2,017) (F)    (12,209)
      Amortization of deferred
         financing costs                             (732)                -                  -            (732)
    Gain on sale of air rights                     10,248                 -                  -          10,248
                                                 --------          --------          ---------        --------

Income from continuing operations                $ 19,721          $  4,363          $  (2,906)       $ 21,178
                                                 ========          ========          =========        ========


Income from continuing operations
     per common share
        basic and diluted: (G)                      $2.00                                                $2.15
                                                    =====                                                =====




                               See accompanying notes.


                          One Liberty Properties, Inc.
               Pro Forma Consolidated Income Statement (Unaudited)
                    For the Three Months Ended March 31, 2006
                  (Amounts in thousands, except per share data)



                                                                                       Pro             The
                                                   The            Purchase            Forma           Company
                                                 Company             of              Adjust-         Pro Forma
                                               Historical(A)     Properties(B)        ments         as Adjusted
                                               -------------     -------------        -----         -----------


Revenues:
    Rental income                                 $  7,584        $  1,112           $    13(C)       $  8,709
                                                  --------        --------           -------          --------

Operating expenses:
    Depreciation and amortization                    1,554               -               256(D)          1,810
    General and administrative                       1,103               -                 -             1,103
    Real estate expenses                                58              21               (21)(E)            58
    Leasehold rent                                      77               -                 -                77
                                                  --------        --------           -------          --------
                                                     2,792              21               235             3,048
                                                  --------        --------           -------          --------

Operating income                                     4,792           1,091              (222)            5,661

Other income and expenses:
    Equity in earnings of unconsol-
      idated joint ventures                            774               -                 -               774
    Interest and other income                          216               -                 -               216
    Interest:
      Expense                                       (2,799)              -              (498) (F)       (3,297)
      Amortization of deferred
         financing costs                              (140)              -                 -              (140)
    Gain on sale of option to
        purchase property                              227               -                 -               227
                                                  --------        --------           --------         --------

Income from continuing operations                 $  3,070        $  1,091           $   (720)        $  3,441
                                                  ========        ========           ========         ========


Income from continuing operations
     per common share
        basic and diluted: (G)                      $  .31                                              $  .35
                                                    ======                                              ======




                                 See accompanying notes.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of March 31, 2006

(A) To reflect the unaudited consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of March 31, 2006, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the April 7, 2006 purchase allocation of the Company's acquisition of eleven retail furniture properties located in six states (the "Properties"), as of March 31, 2006, for approximately $51.2 million. There was no independent valuation performed on the Properties. The Company intends to account for the acquisition in accordance with SFAS 141 and 142 and is currently in the process of analyzing the fair value of the Properties' in-place lease. Consequently, no value has yet been assigned to the lease in the accompanying pro forma balance sheet and therefore, the purchase price allocation is preliminary and subject to change.

(C) To reflect the assumption of the mortgage of approximately $26.95 million (bearing interest at a rate of 6.87%) in connection with the April 7, 2006 acquisition of the Properties. The Company has accounted for the assumption of the mortgage in accordance with SFAS 141 and 142 and has concluded that it is at fair market value.

(D) To reflect the funds borrowed under the Company's line of credit used to purchase the Properties.

2. Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2005

(A) To reflect the consolidated historical income statement of the Company for the year ended December 31, 2005, as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Properties for the year ended December 31, 2005.

(C) To reflect $51,000 additional straight line rents due to lease start dates being on January 1, 2005.

(D) To reflect straight line depreciation for the Properties based on an estimated useful life of 40 years for the year ended December 31, 2005.

(E) To reflect the removal of the asset management fees due to the fact that the Company will self-manage the Properties.

(F) To reflect the interest expense for the year ended December 31, 2005 for borrowings under the revolving line of credit used to fund a portion of the purchase price ($2 million at approximately 5.6%) and for borrowings under the mortgage note assumed and secured by the Properties (approximately $26.95 million at 6.87%).

(G) Basic net income per common share is calculated based on approximately 9,838,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,843,000 weighted average common shares and common share equivalents outstanding.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued


3. Notes to Pro Forma Consolidated Income Statement for the Three Months Ended March 31, 2006

(A) To reflect the consolidated historical income statement of the Company for the three months ended March 31, 2006, as reported on the Company's Quarterly Report on Form 10-Q.

(B) To reflect the historical operations of the Properties for the three months ended March 31, 2006.

(C) To reflect $13,000 additional straight line rents due to lease start dates being on January 1, 2005.

(D) To reflect straight line depreciation for the Properties based on an estimated useful life of 40 years for the three months ended March 31, 2006.

(E) To reflect the removal of the asset management fees due to the fact that the Company will self-manage the Properties.

(F) To reflect the interest expense for the three months ended March 31, 2006 for borrowings under the revolving line of credit used to fund a portion of the purchase price ($2 million at approximately 6.7%) and for borrowings under the mortgage note assumed and secured by the Properties (approximately $26.95 million at 6.87%).

(G) Basic net income per common share is calculated based on approximately 9,894,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 9,897,000 weighted average common shares and common share equivalents outstanding.